SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT



                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



                        Date of Report: March 24, 2003
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                      SPAN-AMERICA MEDICAL SYSTEMS, INC.
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            (Exact name of registrant as specified in its charter)



     South Carolina                   0-11392                   57-0525804
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    (State or other                (Commission                (IRS Employer
    jurisdiction of                File Number)             Identification No.)
    incorporation)

                               70 Commerce Center
                       Greenville, South Carolina 29615
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                   (Address of principal executive offices)

        Registrant's telephone number including area code: (864) 288-8877
                                                           --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)
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Item 5.  Other Events.

         Span-America Medical Systems, Inc. (the "Company") has entered into an Amended and Restated Shareholder Rights Agreement, dated as of March 24, 2003, with American Stock Transfer & Trust Company, as successor rights agent, which amends and restates in its entirety the Shareholder Rights Agreement, dated as of September 20, 1993, between the Company and the rights agent named therein (as amended, the "Rights Plan"), which was scheduled to expire in accordance with its terms on October 4, 2003, to, among other things, extend the Rights Plan for an additional ten year term expiring March 24, 2013.

         The Rights Plan has also been amended to, among other things: (i) lower the beneficial ownership percentage threshold to become an "Acquiring Person," and at which the Rights become exercisable, from 20% to 10% of the shares of common stock of the Company then outstanding; (ii) provide that any person or group who, together with its affiliates and associates, may beneficially own as of the date this Current Report is first filed with the Securities and Exchange Commission 10% or more of the outstanding common stock (but less than 20%) will not trigger the new 10% beneficial ownership percentage threshold, unless and until such person or group, together with its affiliates and associates, acquires additional shares of common stock (subject to certain exceptions);
(iii) provide that certain persons or groups who inadvertently acquire beneficial ownership in excess of the new 10% beneficial ownership percentage threshold may cure such inadvertent triggering of the Rights by timely certifying to the Company upon request that such acquisition was inadvertent, and thereafter, together with their affiliates and associates, not acquiring additional shares of common stock while the beneficial owner of 10% or more of the then outstanding shares of common stock; (iv) establish an exercise price of $21.00 per Right; and (v) eliminate references to "Disinterested Directors" throughout the agreement and provide that all actions previously authorized or required to be taken by the Disinterested Directors shall now be taken by the Board acting as a whole.

         The foregoing description of the amendments to the Rights Plan does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Shareholder Rights Agreement, dated as of March 24, 2003, between the Company and American Stock Transfer & Trust Company, as rights agent, a copy of which is attached hereto as Exhibit 4.1, which is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.   Exhibit

    4.1 Amended and Restated Shareholder Rights Agreement, dated as of March 24, 2003, between Span-America Medical Systems, Inc. and American Stock Transfer & Trust Company, as Rights Agent, including the form of Rights Certificate as Exhibit A and the Summary of Rights to Purchase Common Stock as Exhibit B.

  99.1 Press Release dated March 24, 2003 announcing adoption of the Amended and Restated Shareholder Rights Agreement.

                                   SIGNATURES


                     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SPAN-AMERICA MEDICAL SYSTEMS, INC.



                                    By: /s/ James D. Ferguson
                                    Name: James D. Ferguson
                                    Title: President and Chief Executive Officer

Date:  March 24, 2003
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                                INDEX TO EXHIBITS



Exhibit No.           Exhibit

    4.1 Amended and Restated Shareholder Rights Agreement, dated as of March 24, 2003, between Span-America Medical Systems, Inc. and American Stock Transfer & Trust Company, as Rights Agent, including the form of Rights Certificate as Exhibit A and the Summary of Rights to Purchase Common Stock as Exhibit B.

   99.1 Press Release dated March 24, 2003 announcing adoption of the Amended and Restated Shareholder Rights Agreement.